SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              JULY 22, 2003
                                                              -------------


                           WESTELL TECHNOLOGIES, INC.
                           --------------------------
               (Exact name of registrant as specified in charter)


 DELAWARE                           0-27266                    36-3154957
--------------------------------------------------------------------------------
(State of other jurisdiction      (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)


750 NORTH COMMONS DRIVE, AURORA, ILLINOIS                        60504
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (630) 898-2500
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.
                  -----------

                  99.1 Press Release dated July 22, 2003 announcing first quarter of fiscal 2004 earnings results.

ITEM 9.           REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

         On July 22, 2003, Westell Technologies, Inc., issued a press release setting forth its first quarter fiscal 2004 earnings. A copy of the press release is attached herewith as Exhibit 99.1.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          WESTELL TECHNOLOGIES, INC.



Date:  July 22, 2003             By:  /s/ Nicholas C. Hindman
                                          --------------------------------------
                                          Nicholas C. Hindman
                                          Senior Vice President and
                                          Chief Financial Officer

                                      -3-